Vanguard International Explorer™ Fund
Supplement Dated October 11, 2022, to the Prospectus and Summary Prospectus Dated February 25, 2022
Important Changes to Vanguard International Explorer Fund
The Board of Trustees (the Board) of Vanguard Whitehall Funds (the Trust), on behalf of Vanguard International Explorer Fund (the Fund), has approved a restructuring of the Fund’s investment advisory team, removing TimesSquare Capital Management, LLC (TimesSquare Capital) as an investment advisor to the Fund and reallocating the Fund assets managed by TimesSquare Capital to two existing advisors to the Fund: Wellington Management Company LLP (Wellington Management) and Baillie Gifford Overseas Ltd. (Baillie Gifford). All references to TimesSquare Capital and all other details and descriptions regarding TimesSquare Capital’s management of certain assets of the Fund in the Prospectus and Summary Prospectus are deleted in their entirety.
Effective immediately, the Board has also approved changing the primary benchmark of the Fund from the S&P EPAC SmallCap Index to the MSCI EAFE Small Cap Index. The Board believes the MSCI EAFE Small Cap Index accurately reflects the investment strategy of the Fund. Returns for the new benchmark will be included in future prospectus updates. The Board has also approved changing the performance benchmark of the Fund for the portion of the Fund managed by Wellington Management and the portion of the Fund managed by Schroder Investment Management North America Inc. (Schroders) from the S&P EPAC SmallCap Index to the MSCI EAFE Small Cap Index.
The Fund’s investment objective, strategies, and policies will remain unchanged.
Prospectus Text Changes
In the More on the Fund section under the heading “Investment Advisors” on page 18, the first full paragraph is replaced with the following:
The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of a splice of the S&P EPAC SmallCap Index and the MSCI EAFE Small Cap Index for Schroders and Wellington Management and the MSCI All Country World Index (ACWI) ex US Small-Cap Index for Baillie Gifford according to advisory agreements over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.
The following is added in the Glossary of Investment Terms section:
MSCI EAFE Small Cap Index. An index that captures the small cap representation across developed markets in Europe, Australasia, and the Far East and excludes the United States and Canada.

© 2022 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 126A 102022

Vanguard Whitehall Funds

Supplement Dated October 11, 2022, to the Statement of Additional Information Dated February 25, 2022
Important Changes to Vanguard International Explorer™ Fund
The Board of Trustees (the Board) of Vanguard Whitehall Funds (the Trust), on behalf of Vanguard International Explorer Fund (the Fund), has approved a restructuring of the Fund’s investment advisory team, removing TimesSquare Capital Management, LLC (TimesSquare Capital) as an investment advisor to the Fund and reallocating the Fund assets managed by TimesSquare Capital to two existing advisors to the Fund: Wellington Management Company LLP (Wellington Management) and Baillie Gifford Overseas Ltd. (Baillie Gifford). All references to TimesSquare Capital and all other details and descriptions regarding TimesSquare Capital’s management of certain assets of the Fund in the Statement of Additional Information are deleted in their entirety.
Effective immediately, the Board has also approved changing the primary benchmark of the Fund and the performance benchmark of the Fund for the portion of the Fund managed by Wellington Management and the portion of the Fund managed by Schroder Investment Management North America Inc. (Schroders) from the S&P EPAC SmallCap Index to the MSCI EAFE Small Cap Index.
The Fund’s investment objective, strategies, and policies will remain unchanged.
Statement of Additional Information Text Changes
In the Investment Advisory and Other Services section, the first paragraph under the heading “II. Vanguard International Explorer Fund” on page B-49 is replaced with the following:
The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of a splice of the S&P EPAC SmallCap Index and the MSCI EAFE Small Cap Index for Schroders and Wellington Management and the MSCI All Country World Index (ACWI) ex US Small-Cap Index for Baillie Gifford according to advisory agreements over the preceding 36-month period.
© 2022 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 934B 102022